                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 1995
                                                 ----------------

                       United States Filter Corporation
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            (Exact name of registrant as specified in its charter)

       Delaware                       1-10728                   33-0266015
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(State or other jurisdiction         (Commission             (IRS Employer
    of incorporation)                File Number)           Identification No.)

73-710 Fred Waring Drive, Suite 222, Palm Desert, California      92260
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    (Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code (619) 340-0098
                                                   --------------

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Item 5. Other Events.

     On November 2, 1995 United States Filter Corporation (the "Company") filed Post-Effective Amendment No. 2 to a Registration Statement on Form S-3 (No. 33-76042) (the "Registration Statement") with respect to 3,041,092 shares of the Company's Common Stock being offered by Eastern Associated Securities Corp., a subsidiary of Eastern Enterprises. Attached hereto as Exhibit 23.1 are consents of KPMG Peat Marwick LLP to the incorporation by reference in the Registration Statement of certain of their reports identified therein and to the reference to KPMG Peat Marwick LLP under the heading "Independent Certified Public Accountants" in the prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         None.

     (b) Pro Forma Financial Information.

         None.

     (c) Exhibits.

         Exhibit No. 23.1-Consents of KPMG Peat Marwick LLP.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED STATES FILTER CORPORATION

                                       By: /s/  Damian C. Georgino
                                          --------------------------------------
                                                Damian C. Georgino
                                                Vice President

Date: November 3, 1995
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                                 EXHIBIT INDEX

                                                                 Sequentially
                                                                   Numbered
  Exhibit                          Description                       Page
  -------                          -----------                   ------------
   23.1                   Consents of KPMG Peat Marwick LLP           4